UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 4, 2009

PREMIER ENERGY CORP.
(Exact name of registrant as specified in its charter)

Florida	333-145569	20-8724818
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

14785 Preston Road, Suite 550, Dallas, Texas  75254
(Address of principal executive offices) (zip code)

972-789-5151
(Registrant's telephone number, including area code)

Copies to:
Stephen M. Fleming, Esq.
Law Offices of Stephen M. Fleming PLLC
110 Wall Street, 11th Floor
New York, New York 10005
Phone: (516) 833-5034
Fax: (516) 977-1209

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01                                Change in Registrants Certifying Accountant

Previous independent registered public accounting firm - Moore & Associates Chartered

On February 4, 2009 (the “Dismissal Date”), Premier Energy Corp. (the “Company”) advised Moore & Associates Chartered (the “Former Auditor”) that it was dismissed as the Company’s independent registered public accounting firm.  The decision to dismiss the Former Auditor as the Company’s independent registered public accounting firm was approved by the Company’s Board of Directors on January 30, 2009.  Except as noted in the paragraph immediately below, the reports of the Former Auditor on the Company’s consolidated financial statements for the years ended May 31, 2008 and May 31, 2007 did not contain an adverse opinion or disclaimer of opinion, and such reports were not qualified or modified as to uncertainty, audit scope, or accounting principle.

The reports of the Former Auditor on the Company’s consolidated financial statements as of and for the years ended May 31, 2008 and May 31, 2007, contained an explanatory paragraph which noted that there was substantial doubt as to the Company’s ability to continue as a going concern as the Company had a net loss as of May 31, 2008.

During the years ended May 31, 2008 and May 31, 2007, and through the Dismissal Date, the Company has not had any disagreements with the Former Auditor on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the Former Auditor’s satisfaction, would have caused them to make reference thereto in their reports on the Company’s consolidated financial statements for such years.

During the years ended May 31, 2008 and May 31, 2007, and through the Dismissal Date, there were no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has requested that Former Auditor furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements.  A copy of this letter is attached hereto to this amendment to the Form 8K as Exhibit 16.1.

Previous independent registered public accounting firm - Audit Firm “Femida-Audit”, LLC

As disclosed in the Form 8-K Current Report filed with the Securities and Exchange Commission on February 2, 2009, the Company acquired 51% of the outstanding equity of Karbon, CJSC (“Karbon”) on January 30, 2009.  As Karbon was considered the accounting acquirer in this reverse merger transaction, the Company was deemed to have engaged Audit Firm “Femida-Audit”, LLC  (the “Karbon Auditor”), which audited Karbon’s financial statements for the years ended December 31, 2007 and 2006, as its independent registered auditors.

On February 4, 2009 (the “Femida Dismissal Date”), the Company advised the Karbon Auditor that it was dismissed as the Company’s independent registered public accounting firm.  The decision to dismiss the Karbon Auditor as the Company’s independent registered public accounting firm was approved by the Company’s Board of Directors on January 30, 2009.  Except as noted in the paragraph immediately below, the reports of the Karbon Auditor on Karbon’s financial statements for the years ended December 31, 2007 and 2006 did not contain an adverse opinion or disclaimer of opinion, and such reports were not qualified or modified as to uncertainty, audit scope, or accounting principle.

The reports of the Karbon Auditor on Karbon’s financial statements as of and for the years ended December 31, 2007 and 2006, contained an explanatory paragraph which noted that there was substantial doubt as to the Company’s ability to continue as a going concern as Karbon suffered recurring losses from operations and has had a significant working capital deficit.

During the years ended December 31, 2007 and 2006, and through the Femida Dismissal Date, neither the Company or Karbon has had any disagreements with the Karbon Auditor on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the Karbon Auditor’s satisfaction, would have caused them to make reference thereto in their reports on Karbin’s financial statements for such years.

During the years ended December 31, 2007 and 2006, and through the Femida Dismissal Date, there were no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has requested that Karbon Auditor furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements.  A copy of this letter is attached hereto to this amendment to the Form 8K as Exhibit 16.1.

New independent registered public accounting firm

On February 5, 2009 (the “Engagement Date”), the Company engaged RBSM LLP (“New Auditor”) as its independent registered public accounting firm for the Company’s fiscal year ended December 31, 2008.  The decision to engage the New Auditor as the Company’s independent registered public accounting firm was approved by the Company’s Board of Directors.

During the two most recent fiscal years and through the Engagement Date, the Company has not consulted with the New Auditor regarding either:

1.
application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company nor oral advice was provided that the New Auditor concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

2.
any matter that was either the subject of a disagreement (as defined in Regulation S-K, Item 304(a)(1)(iv) and the related instructions) or reportable event (as defined in Regulation S-K, Item 304(a)(1)(v)).

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 30, 2009, the Company changed its fiscal year end from May 31 to December 31 to conform to the fiscal year end of our Karbon, CJSC, the Company’s majority owned subsidiary, which the Company acquired on January 30, 2009.  The Company will file its transition report on Form 10-K.

Item 9.01 Financial Statements and Exhibits

(a)	Financial statements of businesses acquired.

Not applicable

(b)	Pro forma financial information.

Not applicable

(c)	Shell company transactions.

Not applicable

(d)	Exhibits

Exhibit No.	Description of Exhibit
16.1	Letter from Moore & Associates Chartered (1)

16.2	Letter from Audit Firm “Femida-Audit”, LLC

(1) Incorporated by reference to the Form 8-K Current Report filed with the Securities and Exchange Commission on February 9, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PREMIER ENERGY CORP.

Dated: February 11, 2009	By:	/s/ Dr. Anton Prodanovic
Name: Dr. Anton Prodanovic
Title: Chief Executive Officer and Director